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                                                                   Exhibit 23.2

                         Consent of Independent Accountants

     We consent to the inclusion in the Post-Effective Amendment No. 1 on Form S-3 to Form SB-2 Registration Statement (Registration No. 333-49199) of our report dated March 20,1998 on our audits of the consolidated financial statements of PDS Financial Corporation and subsidiaries as of December 31, 1997 and 1996, and for the years then ended. We also consent to the reference to our firm under the caption "Experts."

                             /s/ PricewaterhouseCoopers LLP

March 22, 1999